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                                                                   Exhibit 10.11


                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT, is made as of the 31st day of March, 1995, by ProSource, Inc., a Delaware corporation (the "Pledgor"), in favor of NATIONSBANK OF GEORGIA, N.A. ("NationsBank"), a national banking association with its principal office located in Atlanta, Georgia (the "Administrative Agent"), in its capacity as agent for the financial institutions (the "Lenders") party from time to time to the Loan and Security Agreement of even date herewith (the same as it may be amended, modified, supplemented, extended or refinanced from time to time, being the "Loan Agreement"), by and between ProSource Services Corporation, a Delaware corporation, BroMar Services, Inc., a Delaware corporation, ProSource Distribution Services Limited, a Canadian corporation (the "Borrowers"), NationsBank, The First National Bank of Boston and Shawmut Capital Corporation (the "Co-Agents"), the Lenders and the Administrative Agent.

                             Preliminary Statement

     Pursuant to the Loan Agreement, the Lenders have made or have agreed to make certain financial accommodations to the Borrowers in the form of revolving credit loans under a $210,000,000 revolving credit facility, term loans under two $15,000,000 term loan facilities and in the form of the issuance of letters of credit from time to time for the Borrowers' account, on the terms and conditions and as more particularly set forth in the Loan Agreement. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     Pursuant to the terms of that certain Unconditional Guaranty of even date herewith (hereinafter, together with all amendments, modifications and supplements thereto and replacements thereof, referred to as the "Guaranty"), the Pledgor has guaranteed all of the obligations of the Borrowers to the Lenders under the Loan Agreement and all of the other Secured Obligations, as more particularly set forth therein.






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     The Pledgor is the sole shareholder, directly or indirectly, of each of the Borrowers and, as such, benefits from the financial accommodations of the Lenders to the Borrowers. The Lenders and the Administrative Agent have required as a condition to entering into the Loan Agreement and extending the credit described therein that the Pledgor enter into this Pledge Agreement.


                             Statement of Agreement

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans to the Borrowers under the Loan Agreement, the Pledgor hereby agrees as follows:


     Section 1. Definitions. For the purposes of this Agreement:

     "Agreement" means this Agreement, as the same may be amended, modified or supplemented from time to time.

     "Borrower" means each of ProSource Services Corporation, a Delaware corporation, BroMar Services, Inc., a Delaware corporation, ProSource Distribution Services Limited, a Canadian corporation and their successors and assigns, and "Borrowers" means all of the foregoing.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

     "Default" means any of the events listed in SECTION 11 of this Agreement that with the giving of notice or the passage of time or both would constitute an Event of Default.

     "Event of Default" means any of the events listed in SECTION 11 of this Agreement.

     "Guaranty" means the Unconditional Guaranty, dated of even date herewith, from the Pledgor to the Administrative Agent, for the benefit of itself as Administrative Agent and the

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Lenders, as the same may be amended, modified, supplemented restated or replaced from time to time.

     "Loan Agreement" means the Loan and Security Agreement dated of even date herewith among the Borrowers, NationsBank, The First National Bank of Boston and Shawmut Capital Corporation (the "Co-Agents"), the Lenders and the Administrative Agent, as the same may be amended, modified, supplemented, restated, renewed, refinanced or extended from time to time.

     "Pledged Collateral" means and includes

     (a) the Pledged Shares and the certificates representing the Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

     (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner and the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

     (c) all proceeds of the foregoing.

     "Pledged Shares" means and include all of the issued and outstanding shares of capital stock of ProSource now owned or hereafter acquired by the Pledgor.

     "Pledgor" means ProSource, Inc., a Delaware corporation, and its successors and assigns.

     "Secured Obligations" means and includes

     (a) all obligations of the Pledgor under the Guaranty;
     (b) all of the Guaranteed Obligations (as defined in the Guaranty); and




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     (c) all obligations included in the definition of "Secured Obligations,"
as such term is defined in the Loan Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same may from time to time be in effect.

     "Securities Laws" means the Securities Act, the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, together with any and all applicable state blue sky laws, all as the same may from time to time be in effect.

Section 2. Pledge. To secure the payment, observance and performance of the Secured Obligations, the Pledgor hereby mortgages, pledges and assigns to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, and grants to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, a continuing security interest in the Pledged Collateral.

Section 3. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Administrative Agent, for the benefit of the Lenders, pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to request the Borrowers or any transfer agent to note the pledge of the Pledged Collateral (described in clause (a) of the definition thereof) on the stock transfer records of ProSource. During the continuation of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations. The Pledgor acknowledges that all certificates or instruments deposited by the Pledgor or transferred to or registered in the name of the Administrative Agent in accordance




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with this SECTION 3 are deposited, transferred or registered to secure the payment of the Secured Obligations.

Section 4. Representations and Warranties. The Pledgor represents and warrants as follows:

     (a) The execution, delivery and performance of this Pledge Agreement in accordance with its terms and the grant of the security interest hereunder are within the Pledgor's corporate power and have been duly authorized by all necessary corporate action on the part of the Pledgor. This Agreement has been duly executed and delivered by an authorized officer of the Pledgor and is a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms.

     (b) The execution, delivery and performance of this Agreement in accordance with its terms and the grant of the security interest hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

          (i) require any Governmental Approval or violate any Applicable Law relating to the Pledgor, the violation of which reasonably could be expected to have a Materially Adverse Effect on the Pledgor,

          (ii) conflict with, result in a breach of or constitute a default under the Pledgor's certificate of incorporation or bylaws,

          (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Pledgor is a party or by which it or any of its properties may be bound or any Governmental Approval, if the effect thereof, singly or in the aggregate, reasonably could be expected to have a Materially Adverse Effect on the Pledgor, or

          (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Pledgor, other than the security interest granted hereunder in favor


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     of the Administrative Agent, for the benefit of itself as Administrative
     Agent and the Lenders.

     (c) There is no pending or threatened action or proceeding affecting the Pledgor before any court, governmental agency or arbitrator, which may have a Materially Adverse Effect on the Pledgor.

     (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, other than the filing of financing statements for the purpose of giving public notice of the security interest granted hereby.

     (e) The Pledged Shares are not subject to any restriction prohibiting or limiting, in any material respect, the transfer thereof either by the Pledgor in connection herewith or by the Administrative Agent in connection with the exercise of its remedies hereunder, including, without limitation, any restriction under Rule 144 promulgated under the Securities Act.

     (f) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (g) As of the date hereof, the authorized capital of ProSource is 1,010 shares of common stock, $0.01 par value per share. Of the authorized shares of stock of ProSource, 1,010 shares are issued and outstanding as of the date hereof. All of such issued and outstanding shares of capital stock of ProSource are registered in the name of the Pledgor and owned by the Pledgor and constitute Pledged Shares.



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     (h) The Pledgor is the legal and beneficial owner of the Pledged
Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

     (i) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected security interest in the Pledged Collateral, securing the payment of the Secured Obligations, and all filings or other actions necessary to perfect and protect such security interest have been taken.

     (j) None of the Pledged Collateral is evidenced by any instrument not delivered to the Administrative Agent in accordance with the terms hereof.

     (k) The principal place of business and chief executive office of the Pledgor is located at 550 Biltmore Way, Coral Gables, Dade County, Florida 33134.

     Section 5. Further Assurances. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     Section 6. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; PROVIDED, HOWEVER, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Administrative Agent's judgment, such action would



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     have a materially adverse effect on the Administrative Agent's or any
     Lender's rights in the Pledged Collateral.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

               (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of ProSource or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

     shall be Pledged Collateral and shall be forthwith delivered to the Administrative Agent to hold, for the benefit of itself as Administrative Agent and the Lenders, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, as Pledged Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to CLAUSE (i) above and to receive the dividends or interest payments which it is



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     authorized to receive and retain pursuant to CLAUSE (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) upon the Administrative Agent's election evidenced by a written notice to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 6(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and

          (ii) all dividends and interest payments which are received by the Pledgor contrary to the provisions of CLAUSE (i) of this SECTION 6(b) shall be received in trust for the benefit of the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, as Pledged Collateral in the same form as so received (with any necessary indorsement).

     Section 7. Transfers and Other Liens.

     (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest granted to the Administrative Agent under this Agreement.


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     (b) The Pledgor agrees that it (i) will cause the issuer of the Pledged
Shares (to the extent that the Pledgor has the power to so cause) not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) will pledge hereunder, immediately upon the Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

     Section 8. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, subject to the provisions of SECTION 6, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution that constitutes Pledged Collateral or that is payable to the Administrative Agent pursuant to the terms hereof and to give full discharge for the same.

     Section 9. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor under SECTION 14.

     Section 10. Reasonable Care. The Administrative Agent and the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in the Administrative Agent's possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property of the same type, or if the Administrative Agent appoints an agent to hold the Pledged Collateral on its behalf or on behalf of the Lenders and such agent agrees to be bound by a similar standard of care, it being understood that neither the Administrative Agent, any


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Lender nor any such agent shall have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Administrative Agent, any Lender or any such agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     Section 11. Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

     (a) the occurrence of any "Event of Default" under the Loan Agreement;

     (b) the failure of the Pledgor to perform any of its agreements or obligations as specified in this Pledge Agreement; or

     (c) if, at any time, any representation, warranty, certificate, schedule or report made or delivered by the Pledgor to the Administrative Agent and the Lenders hereunder shall prove to have been false or misleading in any material respect as of the time made or furnished.

     Section 12. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

     (a) The Administrative Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Administrative Agent may also, and at the direction of the Required Lenders in their sole and absolute discretion shall, upon notice specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms



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as the Administrative Agent may deem commercially reasonable.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least five days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale may be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent shall have the right to bid for and purchase any of the Pledged Collateral at any such public sale and shall not be deemed thereby to have retained the Pledged Collateral in satisfaction of the Secured Obligations.

     (b) Any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 14) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. THE PLEDGOR SHALL REMAIN LIABLE FOR ANY DEFICIENCY.

     (c) The Pledgor acknowledges that compliance with the Securities Laws may very strictly limit the course of the Administrative Agent's conduct in the disposition of all or any part of the Pledged Collateral in accordance with this SECTION 12, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral may dispose of the same. Pledgor acknowledges and agrees that the Administrative Agent shall be entitled to place all or any part of the Pledged Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase



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all or any part of the Pledged Collateral for its own account and that the
Administrative Agent shall be entitled to place all or any part of the Pledged Collateral privately with a purchaser or purchasers who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof in violation of the Securities Laws, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

     Section 13. Annual Report, Proxy Statements, Etc. The Pledgor shall deliver to the Administrative Agent, promptly upon receipt thereof, copies of all annual reports, proxy statements and other reports and notices to shareholders that the Pledgor receives from ProSource.

     Section 14. Expenses. The Pledgor will upon demand pay to the Administrative Agent and each Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Administrative Agent or such Lender may incur in connection with (a) the administration of this Pledge Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Administrative Agent or any Lender hereunder, or (d) the failure by the Pledgor to perform or observe any of the provisions hereof. The Lenders shall to the extent reasonably practicable coordinate their activities in the administration of this Pledge Agreement through the Administrative Agent to avoid unnecessary duplication of costs and expenses that the Pledgor is required to pay under this SECTION 14, provided that neither the Lenders nor the Administrative Agent shall be under any obligation to coordinate such activities during the continuation of an Event of Default.

     Section 15. Security Interest Absolute. All rights of the Administrative Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

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     (a) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or the Notes or any extension of the maturity date of any of the Notes;

     (c) any exchange, release or nonperfection of any other collateral for all or any of the Secured Obligations; or

     (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Pledge Agreement or otherwise.

     Section 16. Release of Security Interests. Upon the payment and performance in full of the Secured Obligations and the termination of each of the Lenders' Commitments under the Loan Agreement, the Administrative Agent shall release its security interests hereunder in the Pledged Collateral, and the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and the Administrative Agent shall, at the Pledgor's request and expense, execute and deliver such other releases, confirmations and acknowledgements as may reasonably be requested to evidence such release.

     Section 17. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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     Section 18. Litigation.  EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT
FOR ITSELF AND EACH OF THE LENDERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE PLEDGOR, THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF THIS AGREEMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE PLEDGOR AND THE ADMINISTRATIVE AGENT FOR ITSELF AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PLEDGOR AND THE ADMINISTRATIVE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGOR AT THE ADDRESS OF THE PLEDGOR SET FORTH IN SECTION 19. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

     Section 19. Notices. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of
Section 15 of the Guaranty and such provisions are hereby incorporated herein by this reference as if fully set forth herein.


     Section 20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the release thereof as provided in SECTION 16, (b) be binding upon the Pledgor, its successors and assigns, and



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(c) inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, provided that any assignment of the Administrative Agent's or any Lender's rights hereunder that is made other than during the continuance of an Event of Default shall be made only in connection with an assignment of all or a portion of the Loans and the Commitments that is permitted under the Loan Agreement.

     Section 21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Georgia. Unless otherwise defined herein or in the Loan Agreement, terms defined in Article 9 of the Uniform Commercial Code are used herein as therein defined.



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


     IN WITNESS WHEREOF, the Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered under seal by their respective officers thereunto duly authorized as of the date first above written.

                                           PLEDGOR:

                                           PROSOURCE, INC.

[CORPORATE SEAL]
                                           By:  /s/ D.R. Parker
                                                -------------------------
                                           Name: David R. Parker
                                                 ------------------------
                                           Title: Chairman
                                                  -----------------------

Attest:


By: /s/ Paul A. Garcia de Quevedo
    -----------------------------
Name: Paul A. Garcia de Quevedo
      ---------------------------
Title: Assistant Secretary
       --------------------------

                                           ADMINISTRATIVE AGENT:

                                           NATIONSBANK OF GEORGIA, N.A.


                                           By:  /s/ John W. Getz
                                                -------------------------
                                           Name: John W. Getz
                                                 ------------------------
                                           Title: Senior Vice President
                                                  -----------------------


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